Exhibit 10(ii)(o)

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

            This First Amendment to Purchase and Sale Contract (this “Amendment”) is made as of February 24, 2010 by and among AIMCO WILSON ACRES, LLC, a Delaware limited liability company, and NEW SHELTER V LIMITED PARTNERSHIP, a Delaware limited partnership (collectively “Sellers”), and GOLDOLLER GREENVILLE I, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Sellers and Purchaser entered into that certain Purchase and Sale Contract, dated as of February 9, 2010, with respect to the sale of certain property described therein (the “Contract”); and

            WHEREAS, Sellers and Purchaser desire to amend certain provisions of the Contract.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Loan Assumption Application Submittal Deadline.  The Loan Assumption Application Submittal Deadline, set forth in Section 4.5.3 of the Contract, is hereby extended to 5:00 pm (EST) on March 3, 2010.

3.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Sellers:

AIMCO WILSON ACRES, LLC, a Delaware limited liability company

By:  AIMCO WILSON ACRES MANAGER, LLC, a Delaware limited liability company, its manager

By: AIMCO PROPERTIES, L.P., a Delaware limited partnership, its member

By: AIMCO-GP, INC., a Delaware corporation, its general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

NEW SHELTER V LIMITED PARTNERSHIP, a Delaware limited partnership

By:  SHELTER V GP LIMITED PARTNERSHIP, a Delaware limited partnership, its general partner

By:  SHELTER REALTY V CORPORATION, a South Carolina corporation, its general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

[Purchaser’s signature page follows]

Purchaser:

GOLDOLLER GREENVILLE I, LLC, a Delaware limited liability company

By:  /s/Richard Oller
Name:  Richard Oller
Title:  President